EXHIBIT 10.13

                      IRREVOCABLE ASSIGNMENT OF PROCEEDS OF
                         PAYMENT OF ACCOUNTS RECEIVABLE
                                       TO
                           AVALON FUNDING CORPORATION


     For valuable consideration the receipt of which is hereby acknowledged SEALIFE MARINE PRODUCTS, INC., a California Corporation, hereinafter referred to as either SELLER or ASSIGNOR, (i.e. AFC's Factoring Client), located at 5601 W. Slauson Ave., Suite 283, Culver City, California 90230, DOES HEREBY ASSIGN ALL OF ITS RIGHT, TITLE AND INTEREST IN ALL OF ITS COMMERCIAL ACCOUNTS RECEIVABLE, TO AVALON FUNDING CORPORATION, HEREINAFTER REFERRED TO AS AFC, PURCHASER or ASSIGNEE, a California corporation with administrative offices 25422 Trabuco Road, Suite 105, Lake Forest , CA 92630.

     AFC has purchased said receivables, acting for its own account and has advanced the necessary funds to purchase said accounts, pursuant to the AFC
Schedule of Accounts, which has been entered into concurrently with this Assignment.

     Proceeds from the payment of any or all of said accounts receivable shall be paid to AFC with payment applied to principal and discounts earned on the accounts purchased by AFC for itself, or on behalf of its investor(s), with the balance, if any, to be rebated to SELLER.

     SELLER shall and does assign, sell and transfer all of its rights, title and interest in all of the Accounts Receivable sold and assigned to PURCHASER, as evidenced by the issuance and execution by SELLER of FORM UCC-1, Financing Statement, which represents a security interest in said Accounts Receivable; further concurrent with the execution of this Assignment, AFC shall have the right to issue a FORM UCC-3, Statement of Continuation, Partial Release and Assignment, which represents the Assignment of said security interest to its investor(s) and/or creditors, whenever applicable.

     SELLER [ASSIGNOR] hereby acknowledges and agrees that AFC's agreement to purchase its Accounts Receivable and transfer funds therefore is specifically dependent upon Assignor's agreements, promises and commitments, as follows:

     To not, in any way or under any circumstances, convert the proceeds of the Accounts Receivable sold and assigned pursuant to the AFC Schedule of Accounts referenced hereinabove, and the Accounts Receivable sold and assigned hereby, to its own use or any other use;

     To immediately forward to AFC, i.e. ASSIGNEE, any and all payments from Account Debtors or agents of said Debtors, taking no deductions there from, when such payments come into Seller's possession.

     It is understood that any willful action on the part of SELLER which is not in full compliance with the "AFC ACCOUNTS RECEIVABLE PURCHASE AND SECURITY


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AGREEMENT,"  entered into by and between SELLER and PURCHASER,  and the Schedule of Accounts to which this ASSIGNMENT applies, shall be deemed by SELLER and PURCHASER to be fraud in the inducement of said Agreements.

     Moreover, SELLER hereby further agrees that any acts specified herein which would constitute such fraud in the inducement would make any resulting debt owed by SELLER to PURCHASER nondischargeable in any Bankruptcy proceeding pursuant to 11 UCC SS523.

SELLER ACKNOWLEDGES THE FOLLOWING:

1. A copy of this Assignment shall serve as notice to DEBTOR(s) obligated to pay the Account(s) Receivable set forth herein, that payment of said Account(s) must (and can only) be fulfilled by making payment directly to AFC (with the payment instrument being made jointly payable to both SELLER and AFC), mailed or delivered to:

                           AVALON FUNDING CORPORATION
                          25422 TRABUCO ROAD, SUITE 105
                              LAKE FOREST, CA 92630
                                 (949) 707-2005

2. Failure on the part of SELLER to immediately (within 48 hours) remit to AFC any installment or full payment on any Accounts sold and assigned to AFC, received by SELLER, shall constitute a breach of this Irrevocable Assignment, and the Agreements to which it applies, and may subject SELLER and/or Account DEBTOR(s) to DOUBLE LIABILITY pursuant to the terms of the Uniform Commercial Code and/or applicable State Law.

     This Assignment is irrevocable and shall remain in full force and effect until the proceeds of said Account(s) Receivable is (are) paid in full, and any indebtedness of SELLER [ASSIGNOR] to PURCHASER [ASSIGNEE] has been paid in full.

     In the event of suit to enforce any of the terms of this irrevocable Assignment and/or the Agreement(s) to which it applies, it is hereby agreed that the prevailing party shall be entitled to recover all costs and reasonable attorney's fees.


     Executed this  24TH     day of   FEBRUARY     , 2006.
                   --------         --------------

           SEALIFE MARINE PRODUCTS, INC.


BY:    /s/ Barre Rorabaugh
       -------------------
NAME:  BARRE RORABAUGH
TITLE: PRESIDENT